Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Longfoot Communications Corp., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission (the "10-QSB Report"), to the best of his knowledge and belief, that:

(1)	the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

LONGFOOT COMMUNICATIONS CORP.

Dated: August 7, 2008	/s/ Glenn Halpryn
Glenn Halpryn
President and CEO